UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2010

THE AES CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-12291	54-1163725
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100 Arlington, Virginia	22203
(Address of principal executive offices)	(Zip code)

(703) 522-1315

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Reapproval of The AES Corporation 2003 Long Term Compensation Plan, As Amended

On April 22, 2010, the stockholders of The AES Corporation (“AES” or the “Company”) approved the Company’s 2003 Long Term Compensation Plan (as amended, the “LTC Plan”). The principal amendments to the LTC Plan approved by the stockholders include the following:

•	Inclusion of non-employee directors as eligible participants under the LTC Plan;

•	An increase in authorized shares under the plan by 9,000,000 shares, for a total of 38,000,000 shares issuable under the plan; and

•	Inclusion of separate participant grant limits for performance awards denominated in cash and performance awards denominated in stock.

Further information regarding the LTC Plan, including the amendments approved by the stockholders, is included in the Company’s 2010 Annual Proxy statement filed with the Securities and Exchange Commission on March 10, 2010. The above description of amendments to the LTC Plan is qualified in its entirety by a copy of the LTC Plan, the AES Deferred Compensation Program for Directors (a subplan within the LTC Plan), and the Form of 2010 Nonqualified Stock Option Award Agreement pursuant to the LTC Plan (Outside Directors), which are attached hereto as Exhibits 10.1-10.3 and incorporated herein by reference.

Reapproval of The AES Corporation Performance Incentive Plan, As Amended

On April 22, 2010, the stockholders of AES reapproved the Company’s Performance Incentive Plan (as amended, the “Incentive Plan”). Under Section 162(m) of the Internal Revenue Code, the Incentive Plan must be reapproved by the stockholders at least once every five years. Since the Company was already seeking approval of the LTC Plan, the Company determined that it would also seek reapproval of the Incentive Plan in 2010. There were no material amendments made to the Incentive Plan in connection with the stockholder approval.

Further information regarding the Incentive Plan is included in the Company’s 2010 Annual Proxy statement filed with the Securities and Exchange Commission on March 10, 2010. The above description is qualified in its entirety by a copy of the Incentive Plan, which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 22, 2010, the Company held its Annual Meeting of Stockholders in Arlington, Virginia.

The results of the matters voted on at the Annual Meeting are provided below.

Proposal 1: The election of ten directors to hold office for a one-year term expiring at the annual meeting in 2011 and until their respective successors are elected and qualified:

Director Name	For	Withhold/Against	Broker Non-Votes

Samuel W. Bodman, III	504,489,607	11,863,635	45,265,395
Paul Hanrahan	506,507,270	9,845,972	45,265,395
Tarun Khanna	500,882,485	15,470,757	45,265,395
John A. Koskinen	504,418,680	11,934,562	45,265,395
Philip Lader	496,334,852	20,018,390	45,265,395
Sandra O. Moose	497,109,888	19,243,354	45,265,395

John B. Morse, Jr.	506,526,712	9,826,530	45,265,395
Philip A. Odeen	500,254,702	16,098,540	45,265,395
Charles O. Rossotti	479,177,996	37,175,246	45,265,395
Sven Sandstrom	500,670,102	15,683,140	45,265,395

There were no abstentions in Proposal 1.

Proposal 2: The reapproval of The AES Corporation 2003 Long Term Compensation Plan, As Amended:

For:	476,219,830
Against:	38,200,699
Abstained:	1,932,743
Broker Non-Votes:	45,265,395

Proposal 3: The reapproval of The AES Corporation Performance Incentive Plan, As Amended:

For:	544,053,653
Against:	16,645,980
Abstained:	919,004
Broker Non-Votes:	0

Proposal 4: The ratification of Ernst & Young LLP as AES’ Independent Registered Public Accounting Firm for the year 2010.

For:	560,356,331
Against:	444,971
Abstained:	817,335
Broker Non-Votes	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	The AES Corporation 2003 Long Term Compensation Plan, as amended and restated.

10.2	The Form of 2010 Nonqualified Stock Option Award Agreement pursuant to The AES Corporation 2003 Long Term Compensation Plan (Outside Directors).

10.3	The AES Corporation Deferred Compensation Program For Directors.

10.4	The AES Corporation Performance Incentive Plan, as amended and restated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

By:	/s/ Victoria D. Harker
Victoria D. Harker
Executive Vice President and Chief Financial Officer

Date: April 26, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	The AES Corporation 2003 Long Term Compensation Plan, as amended and restated.

10.2	The Form of AES 2010 Nonqualified Stock Option Award Agreement under The AES Corporation 2003 Long Term Compensation Plan (Outside Directors).

10.3	The AES Corporation Deferred Compensation Program For Directors.

10.4	The AES Corporation Performance Incentive Plan, as amended and restated.